BALANCE SHEETS                                                Exhibit 99 (b)
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                      Period Ended
                                                   --------------------------------------------------
                                                    March 31,        December 31,       March 31,
                                                      2009              2008              2008
                                                  -------------     --------------    --------------
                                                  (Unaudited)                          (Unaudited)
 ASSETS
 Cash and due from banks                             $ 686,976          $ 581,133         $ 642,224
 Trading securities                                    128,179             99,601            93,081
 Funds sold and resell agreements                       27,197            113,809            23,291
 Securities:
   Available for sale                                6,991,803          6,391,451         5,652,220
   Investment                                          251,848            242,344           256,255
   Mortgage trading securities                         454,493            399,211           182,533
                                                  -------------     --------------    --------------
 Total securities                                    7,698,144          7,033,006         6,091,008
 Residential mortgage loans held for sale              245,791            129,246            91,905
 Loans:
   Commercial                                        7,101,530          7,411,603         6,956,858
   Commercial real estate                            2,732,081          2,701,248         2,831,924
   Residential mortgage                              1,819,950          1,752,574         1,529,769
   Consumer                                            986,355          1,010,581           977,204
                                                  -------------     --------------    --------------
   Total loans                                      12,639,916         12,876,006        12,295,755
 Less reserve for loan losses                         (251,002)          (233,236)         (136,584)
                                                  -------------     --------------    --------------
   Loans, net of reserve                            12,388,914         12,642,770        12,159,171
 Premises and equipment, net                           281,300            277,458           261,814
 Accrued revenue receivable                            104,205             96,673           128,224
 Intangible assets, net                                359,523            361,209           366,051
 Mortgage servicing rights, net                         50,246             42,752            69,794
 Real estate and other repossessed assets               61,383             29,179            15,112
 Bankers' acceptances                                    9,316             12,913            12,590
 Derivative contracts                                  551,316            452,604           716,173
 Cash surrender value of bank-owned life insurance     239,348            237,006           228,786
 Receivable on unsettled securities trades                   -            239,474                 -
 Other assets                                          501,604            385,815           226,727
                                                  -------------     --------------    --------------
 TOTAL ASSETS                                     $ 23,333,442       $ 22,734,648      $ 21,125,951
                                                  =============     ==============    ==============

 LIABILITIES AND EQUITY
 Deposits:
   Demand                                          $ 3,050,896        $ 3,082,379       $ 2,747,014
   Interest-bearing transaction                      6,627,222          6,562,350         6,438,665
   Savings                                             168,644            154,635           160,621
   Time                                              5,423,659          5,183,243         3,983,160
                                                  -------------     --------------    --------------
 Total deposits                                     15,270,421         14,982,607        13,329,460
 Funds purchased and
   repurchase agreements                             2,217,081          3,025,399         2,910,237
 Other borrowings                                    2,276,430          1,522,054         1,802,388
 Subordinated debentures                               398,443            398,407           398,306
 Accrued interest, taxes, and expense                  146,111            133,220           133,939
 Bankers' acceptances                                    9,316             12,913            12,590
 Due on unsettled securities trades                    311,133                  -            16,824
 Derivative contracts                                  640,275            667,034           378,243
 Other liabilities                                     118,181            132,902           132,015
                                                  -------------     --------------    --------------
 TOTAL LIABILITIES                                  21,387,391         20,874,536        19,114,002
 Shareholders' equity:
   Capital, surplus and retained earnings            2,111,823          2,069,143         2,018,246
   Accumulated other comprehensive loss               (180,523)          (222,886)          (25,676)
                                                  -------------     --------------    --------------
 TOTAL SHAREHOLDERS' EQUITY                          1,931,300          1,846,257         1,992,570
   Non-controlling interest                             14,751             13,855            19,379
                                                  -------------     --------------    --------------
 TOTAL EQUITY                                        1,946,051          1,860,112         2,011,949
                                                  -------------     --------------    --------------
 TOTAL LIABILITIES AND EQUITY                     $ 23,333,442       $ 22,734,648      $ 21,125,951
                                                  =============     ==============    ==============


 AVERAGE BALANCE SHEETS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                               Quarter Ended
                                            -------------------------------------------------------------------------------------
                                              March 31,         December 31,      September 30,     June 30,         March 31,
                                                2009              2008              2008             2008              2008
                                            -------------     --------------    --------------   --------------    --------------
ASSETS
Trading securities                             $ 111,962           $ 78,840          $ 66,419         $ 74,058          $ 74,957
Funds sold and resell agreements                  50,701             48,246            79,862           72,444            80,735
Securities:
  Available for sale                           6,645,086          6,409,906         5,945,220        5,880,844         5,438,655
  Investment                                     238,562            242,503           239,655          249,723           248,974
  Mortgage trading securities                    453,304            237,319           126,837          155,612           201,199
                                            -------------     --------------    --------------   --------------    --------------
Total securities                               7,336,952          6,889,728         6,311,712        6,286,179         5,888,828
Residential mortgage loans held for sale         201,135            121,184           116,533          105,925            84,291
Loans:
  Commercial                                   7,182,481          7,452,799         7,228,814        6,976,292         6,841,006
  Commercial real estate                       2,762,789          2,716,465         2,696,503        2,802,292         2,784,640
  Residential mortgage                         1,841,006          1,641,023         1,655,710        1,606,518         1,510,238
  Consumer                                       998,489          1,016,409         1,015,796        1,035,985           961,104
                                            -------------     --------------    --------------   --------------    --------------
Total loans                                   12,784,765         12,826,696        12,596,823       12,421,087        12,096,988
Less allowance for loan losses                  (252,734)          (209,319)         (182,844)        (145,524)         (131,709)
                                            -------------     --------------    --------------   --------------    --------------
Total loans, net                              12,532,031         12,617,377        12,413,979       12,275,563        11,965,279
                                            -------------     --------------    --------------   --------------    --------------
Total earning assets                          20,232,781         19,755,374        18,988,504       18,814,168        18,094,090
Cash and due from banks                          661,433            534,039           499,992          524,922           543,232
Cash surrender value of bank-owned life
   insurance                                     237,805            235,195           232,465          229,731           230,283
Derivative contracts                             476,091            352,083           900,777          896,569           513,696
Other assets                                   1,335,259          1,394,960         1,199,425        1,142,910         1,115,752
                                            -------------     --------------    --------------   --------------    --------------
TOTAL ASSETS                                $ 22,943,369       $ 22,271,651      $ 21,821,163     $ 21,608,300      $ 20,497,053
                                            =============     ==============    ==============   ==============    ==============

LIABILITIES AND EQUITY
Deposits:
  Demand                                     $ 2,864,751        $ 2,712,384       $ 2,739,209      $ 2,634,038       $ 2,443,201
  Interest-bearing transaction                 6,610,805          6,116,465         6,565,935        6,420,291         6,267,021
  Savings                                        159,537            155,784           159,856          159,798           156,953
  Time                                         5,215,091          5,109,303         4,792,366        4,076,167         4,225,141
                                            -------------     --------------    --------------   --------------    --------------
Total deposits                                14,850,184         14,093,936        14,257,366       13,290,294        13,092,316
Funds purchased and
  repurchase agreements                        2,562,066          3,095,054         3,061,186        3,126,110         3,061,783
Other borrowings                               2,158,963          1,986,857         1,390,233        2,267,076         1,340,846
Subordinated debentures                          398,425            398,392           398,361          398,336           398,241
Derivative contracts                             641,974            494,778           509,057          239,211           297,660
Other liabilities                                416,242            293,752           258,775          282,656           301,994
                                            -------------     --------------    --------------   --------------    --------------
TOTAL LIABILITIES                             21,027,854         20,362,769        19,874,978       19,603,683        18,492,840
Total equity                                   1,915,515          1,908,882         1,946,185        2,004,617         2,004,213
                                            -------------     --------------    --------------   --------------    --------------
TOTAL LIABILITIES AND EQUITY                $ 22,943,369       $ 22,271,651      $ 21,821,163     $ 21,608,300      $ 20,497,053
                                            =============     ==============    ==============   ==============    ==============

 STATEMENTS OF EARNINGS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except per share data)
                                                           Quarter Ended
                                                  -----------------------------
                                                             March 31,
                                                  -----------------------------
                                                      2009           2008
                                                  -------------  --------------
 Interest revenue                                    $ 233,227       $ 276,041
 Interest expense                                       63,382         128,913
                                                   -------------  -------------
 Net interest revenue                                  169,845         147,128
 Provision for credit losses                            45,040          17,571
                                                  -------------  --------------
 Net interest revenue after
   provision for credit losses                         124,805         129,557

 Other operating revenue
   Brokerage and trading revenue                        24,699          23,913
   Transaction card revenue                             25,428          23,558
   Trust fees and commissions                           16,510          20,796
   Deposit service charges and fees                     27,405          27,686
   Mortgage banking revenue                             18,498           8,034
   Bank-owned life insurance                             2,317           2,512
   Margin asset fees                                        67           1,967
   Other revenue                                         6,583           5,391
                                                  -------------  --------------
  Total fees and commissions                           121,507         113,857
   Gain (loss) on other assets                             143               4
   Gain (loss) on derivatives, net                      (1,664)          2,113
   Gain (loss) on securities, net                       20,108           9,926
   Total other-than-temporary impairment losses        (54,368)         (5,306)
   Portion of loss recognized in other comprehensive
     income                                            (39,366)              -
                                                  -------------  --------------
   Net impairment losses recognized in earnings        (15,002)         (5,306)
                                                  -------------  --------------
   Total other operating revenue                       125,092         120,594

 Other operating expense
   Personnel                                            92,627          88,106
   Business promotion                                    4,428           4,639
   Professional fees and services                        6,512           5,648
   Net occupancy and equipment                          16,258          15,061
   Insurance                                             5,638           3,710
   Data processing and communications                   19,306          18,893
   Printing, postage and supplies                        4,571           4,419
   Net (gains) losses and operating expenses
     of repossessed assets                               1,806             378
   Amortization of intangible assets                     1,686           1,925
   Mortgage banking costs                                7,467           5,681
   Change in fair value of mortgage servicing rights    (1,955)          1,762
   Visa retrospective responsibility obligation              -          (2,767)
   Other expense                                         7,450           5,949
                                                  -------------  --------------
 Total other operating expense                         165,794         153,404

 Net income before taxes                                84,103          96,747
 Federal and state income taxes                         28,838          34,450
                                                  -------------  --------------

 Net income before non-controlling interest             55,265          62,297
 Non-controlling interest income (expense), net           (233)            (32)
                                                  -------------  --------------

 Net income attributable to BOK Financial Corporation $ 55,032        $ 62,265
                                                  =============  ==============

 Average shares outstanding:
    Basic                                           67,315,986      67,202,128
    Diluted                                         67,387,102      67,504,288

 Net income per share:
   Basic                                                $ 0.81          $ 0.92
                                                  =============  ==============
   Diluted                                              $ 0.81          $ 0.92
                                                  =============  ==============

 FINANCIAL HIGHLIGHTS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and share data)

                                                                                Quarter Ended
                                             -------------------------------------------------------------------------------------
                                               March 31,         December 31,      September 30,     June 30,         March 31,
                                                 2009              2008              2008             2008              2008
                                             -------------     --------------    --------------   --------------    --------------
 Capital:
   Period-end shareholders' equity            $ 1,931,300        $ 1,846,257       $ 1,940,503      $ 1,942,376       $ 1,992,570
   Risk-based capital ratios:
     Tier 1                                         9.76%              9.42%             9.25%            8.69%             9.35%
     Total capital                                 13.20%             12.84%            12.55%           11.69%            12.44%
   Leverage ratio                                   7.85%              7.89%             7.94%            7.83%             8.23%
   Period-end tangible common equity ratio          6.84%              6.64%             7.16%            7.15%             7.83%

 Common stock:
   Book value per share                           $ 28.57            $ 27.36           $ 28.78          $ 28.78           $ 29.57

   Market value per share:
        High                                      $ 40.71            $ 54.42           $ 53.94          $ 60.74           $ 55.23
        Low                                       $ 22.95            $ 38.40           $ 38.61          $ 49.11           $ 46.82

   Cash dividends paid                           $ 15,027           $ 15,358          $ 15,170         $ 15,180          $ 13,484
   Dividend payout ratio                           27.31%             43.33%            26.76%        (1307.49%)           21.66%
   Shares outstanding, net                     67,589,045         67,473,086        67,433,837       67,488,388        67,383,318
   Stock buy-back program:
       Shares repurchased                               -                  -            75,000                -            91,114
       Amount                                         $ -                $ -       $ 3,337,000              $ -       $ 4,655,477
                                             -------------     --------------    --------------   --------------    --------------
       Average price per share                $                -$                      $ 44.49     $                -     $ 51.10
                                             =============     ================  ==============   ==============    ==============

 Performance ratios (quarter annualized):
  Return on average assets                          0.97%              0.63%             1.03%           (0.02%)            1.22%
  Return on average equity                         11.65%              7.39%            11.59%           (0.23%)           12.50%
  Net interest margin                               3.47%              3.57%             3.48%            3.44%             3.31%
  Efficiency ratio                                 57.10%             54.94%            54.19%           70.52%            57.60%

 Other data:
     Gain (loss) on economic hedge of
       mortgage servicing rights                 $ (2,118)          $ 15,089           $ 1,186         $ (5,518)            $ 191
     Trust assets                            $ 28,700,791       $ 30,454,512      $ 33,242,296     $ 34,433,874      $ 35,524,730
     Mortgage servicing portfolio             $ 5,515,893        $ 5,256,159       $ 5,167,584      $ 5,075,285       $ 4,967,384
     Mortgage loan fundings during the quarter  $ 708,561          $ 214,521         $ 258,171        $ 288,937         $ 256,617
     Mortgage loan refinances to total fundings     73.51%             34.84%            25.14%           36.76%            51.19%
     Tax equivalent adjustment                    $ 2,105            $ 2,063           $ 1,927          $ 2,084           $ 2,154
     Unrealized gain (loss) on available
       for sale securities                      $(261,856)        $ (330,973)       $ (158,652)       $ (91,226)        $ (28,375)

 QUARTERLY EARNINGS TRENDS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and per share data)

                                                                                  Quarter Ended
                                              -------------------------------------------------------------------------------------
                                                March 31,         December 31,      September 30,     June 30,         March 31,
                                                  2009              2008              2008             2008              2008
                                              -------------     --------------    --------------   --------------    --------------
 Interest revenue                                $ 233,227          $ 262,160         $ 263,358        $ 260,086         $ 276,041
 Interest expense                                   63,382             85,713            99,010          101,147           128,913
                                              -------------     --------------    --------------   --------------    --------------
 Net interest revenue                              169,845            176,447           164,348          158,939           147,128
 Provision for credit losses                        45,040             73,001            52,711           59,310            17,571
                                              -------------     --------------    --------------   --------------    --------------
 Net interest revenue after
   provision for credit losses                     124,805            103,446           111,637           99,629           129,557

 Other operating revenue
   Brokerage and trading revenue                    24,699             23,507            30,846          (35,462)           23,913
   Transaction card revenue                         25,428             25,177            25,632           25,786            23,558
   Trust fees and commissions                       16,510             17,143            20,100           20,940            20,796
   Deposit service charges and fees                 27,405             29,239            30,404           30,199            27,686
   Mortgage banking revenue                         18,498              7,217             7,145            8,203             8,034
   Bank-owned life insurance                         2,317              2,682             2,829            2,658             2,512
   Margin asset fees                                    67                187             1,934            4,460             1,967
   Other revenue                                     6,583              5,778             7,768            6,965             5,391
                                              -------------     --------------    --------------   --------------    --------------
  Total fees and commissions                       121,507            110,930           126,658           63,749           113,857
   Gain (loss) on other assets                         143             (7,420)             (841)          (1,149)                4
   Gain (loss) on derivatives, net                  (1,664)            (2,219)            4,366           (2,961)            2,113
   Gain (loss) on securities, net                   20,108             20,156             2,103           (5,242)            9,926
   Total other-than-temporary impairment lo        (54,368)                 -                 -                -            (5,306)
   Portion of loss recognized in other
     comprehensive income                          (39,366)                 -                 -                -                 -
                                              -------------     --------------    --------------   --------------    --------------
   Net impairment losses recognized in earnings    (15,002)                 -                 -                -            (5,306)
                                              -------------     --------------    --------------   --------------    --------------
   Total other operating revenue                   125,092            121,447           132,286           54,397           120,594

 Other operating expense
   Personnel                                        92,627             87,695            87,549           89,597            88,106
   Business promotion                                4,428              7,283             5,837            5,777             4,639
   Professional fees and services                    6,512              7,923             6,501            6,973             5,648
   Net occupancy and equipment                      16,258             14,901            15,570           15,100            15,061
   Insurance                                         5,638              3,216             2,436            2,626             3,710
   Data processing and communications               19,306             19,720            19,911           19,523            18,893
   Printing, postage and supplies                    4,571              3,823             4,035            4,156             4,419
   Net (gains) losses and operating expense
     of repossessed assets                           1,806              1,006              (136)            (229)              378
   Amortization of intangible assets                 1,686              1,967             1,884            1,885             1,925
   Mortgage banking costs                            7,467              4,967             5,811            6,054             5,681
   Change in fair value of mortgage servicing rights(1,955)            26,432             5,554              767             1,762
   Visa retrospective responsibility obligation          -             (1,700)            1,700                -            (2,767)
   Other expense                                     7,450              8,209             7,638            7,039             5,949
                                              -------------     --------------    --------------   --------------    --------------
 Total other operating expense                     165,794            185,442           164,290          159,268           153,404

 Net income before taxes                            84,103             39,451            79,633           (5,242)           96,747
 Federal and state income taxes                     28,838             10,363            22,958           (2,862)           34,450
                                              -------------     --------------    --------------   --------------    --------------

 Net income before non-controlling interest         55,265             29,088            56,675           (2,380)           62,297
 Non-controlling interest income (expense), net       (233)             6,355                10            1,219               (32)
                                              -------------     --------------    --------------   --------------    --------------

 Net income attributable to BOK Financial
    Corporation                                   $ 55,032           $ 35,443          $ 56,685         $ (1,161)         $ 62,265
                                              =============     ==============    ==============   ==============    ==============

 Average shares outstanding:
    Basic                                        67,315,986         67,294,069        67,263,317       67,452,181        67,202,128
    Diluted                                      67,387,102         67,456,267        67,432,444       67,452,181        67,504,288

 Net income (loss) per share:
   Basic                                             $ 0.81          $ 0.53            $ 0.84             $ (0.02)            $0.92
   Diluted                                           $ 0.81          $ 0.52            $ 0.84             $ (0.02)            $0.92

 LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                 Quarter Ended
                                              -------------------------------------------------------------------------------------
                                                March 31,         December 31,      September 30,     June 30,         March 31,
                                                  2009              2008              2008             2008              2008
                                              -------------     --------------    --------------   --------------    --------------
Oklahoma:
    Commercial                                 $ 3,119,362        $ 3,356,520       $ 3,368,823      $ 3,228,179       $ 3,248,424
    Commercial real estate                         881,620            843,576           827,357          875,546           940,686
    Residential mortgage                         1,234,417          1,196,924         1,134,066        1,099,277         1,080,882
    Consumer                                       562,021            579,809           580,211          601,184           586,695
                                              -------------     --------------    --------------   --------------    --------------
        Total Oklahoma                           5,797,420          5,976,829         5,910,457        5,804,186         5,856,687

Texas:
    Commercial                                   2,277,186          2,353,860         2,205,169        2,166,925         2,124,192
    Commercial real estate                         816,830            825,769           853,653          889,364           838,781
    Residential mortgage                           337,044            315,438           307,655          299,996           262,305
    Consumer                                       214,134            212,820           214,133          204,081           168,949
                                              -------------     --------------    --------------   --------------    --------------
        Total Texas                              3,645,194          3,707,887         3,580,610        3,560,366         3,394,227

New Mexico:
    Commercial                                     393,180            418,732           442,644          451,225           472,543
    Commercial real estate                         315,511            286,574           281,061          271,177           258,731
    Residential mortgage                            99,805             98,018            95,165           89,469            85,834
    Consumer                                        19,900             18,616            18,296           16,977            14,977
                                              -------------     --------------    --------------   --------------    --------------
        Total New Mexico                           828,396            821,940           837,166          828,848           832,085

Arkansas:
    Commercial                                      99,955            103,446           104,630           96,775           100,489
    Commercial real estate                         133,227            134,015           127,925          124,049           130,956
    Residential mortgage                            17,145             16,875            16,941           19,527            16,621
    Consumer                                       168,971            175,647           183,543          197,979           180,551
                                              -------------     --------------    --------------   --------------    --------------
        Total Arkansas                             419,298            429,983           433,039          438,330           428,617

Colorado:
    Commercial                                     675,223            660,546           598,519          489,844           486,525
    Commercial real estate                         267,035            261,820           266,739          276,062           261,099
    Residential mortgage                            59,120             53,875            49,676           38,517            31,011
    Consumer                                        14,599             16,141            18,328           16,367            17,552
                                              -------------     --------------    --------------   --------------    --------------
        Total Colorado                           1,015,977            992,382           933,262          820,790           796,187

Arizona:
    Commercial                                     211,953            211,356           213,861          207,173           174,360
    Commercial real estate                         285,841            319,525           326,615          351,058           361,567
    Residential mortgage                            61,605             62,123            58,800           53,321            50,719
    Consumer                                         5,261              6,075             5,551            5,315             6,815
                                              -------------     --------------    --------------   --------------    --------------
        Total Arizona                              564,660            599,079           604,827          616,867           593,461

Kansas:
    Commercial                                     324,671            307,143           340,156          398,452           350,325
    Commercial real estate                          32,017             29,969            30,642           40,241            40,104
    Residential mortgage                            10,814              9,321             7,650            7,490             2,397
    Consumer                                         1,469              1,473             2,161            2,468             1,665
                                              -------------     --------------    --------------   --------------    --------------
        Total Kansas                               368,971            347,906           380,609          448,651           394,491

                                              -------------     --------------    --------------   --------------    --------------
TOTAL BOK FINANCIAL                            $ 12,639,916      $ 12,876,006      $ 12,679,9706    $ 12,518,038      $ 12,295,755
                                              =============     ==============    ==============   ==============    ==============

 DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                 Quarter Ended
                                             -------------------------------------------------------------------------------------
                                               March 31,         December 31,      September 30,     June 30,         March 31,
                                                 2009              2008              2008             2008              2008
                                             -------------     --------------    --------------   --------------    --------------
Oklahoma:
    Demand                                    $ 1,651,111        $ 1,683,374       $ 1,681,325      $ 1,455,997       $ 1,464,258
    Interest-bearing:
       Transaction                              4,089,838          4,117,729         4,151,430        3,997,136         3,659,002
       Savings                                     95,827             86,476            86,900           90,100            88,141
       Time                                     2,876,313          3,104,933         3,036,297        2,672,401         2,230,110
                                             -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                      7,061,978          7,309,138         7,274,627        6,759,637         5,977,253
                                             -------------     --------------    --------------   --------------    --------------
Total Oklahoma                                  8,713,089          8,992,512         8,955,952        8,215,634         7,441,511
                                             -------------     --------------    --------------   --------------    --------------

Texas:
    Demand                                      1,021,424          1,067,456           956,846        1,046,651           940,141
    Interest-bearing:
       Transaction                              1,527,399          1,460,576         1,543,974        1,713,131         1,708,424
       Savings                                     33,867             32,071            32,400           33,207            32,191
       Time                                     1,054,632            857,416           794,911          723,146           759,892
                                             -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                      2,615,898          2,350,063         2,371,285        2,469,484         2,500,507
                                             -------------     --------------    --------------   --------------    --------------
Total Texas                                     3,637,322          3,417,519         3,328,131        3,516,135         3,440,648
                                             -------------     --------------    --------------   --------------    --------------

New Mexico:
    Demand                                        180,308            155,345           176,477          168,621           169,449
    Interest-bearing:
       Transaction                                401,000            397,382           376,941          417,607           425,976
       Savings                                     17,858             16,289            16,316           16,432            16,141
       Time                                       561,300            522,894           475,560          445,505           455,861
                                             -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                        980,158            936,565           868,817          879,544           897,978
                                             -------------     --------------    --------------   --------------    --------------
Total New Mexico                                1,160,466          1,091,910         1,045,294        1,048,165         1,067,427
                                             -------------     --------------    --------------   --------------    --------------

Arkansas:
    Demand                                         16,503             16,293            23,565           21,142            20,493
    Interest-bearing:
       Transaction                                 63,924             38,566            19,146           24,524            22,091
       Savings                                      1,100              1,083               865              895               945
       Time                                       150,015             75,579            47,684           39,305            39,803
                                             -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                        215,039            115,228            67,695           64,724            62,839
                                             -------------     --------------    --------------   --------------    --------------
Total Arkansas                                    231,542            131,521            91,260           85,866            83,332
                                             -------------     --------------    --------------   --------------    --------------

Colorado:
    Demand                                        111,048            116,637           115,677          109,697            99,584
    Interest-bearing:
       Transaction                                466,276            480,113           440,888          507,260           529,771
       Savings                                     18,905             17,660            19,300           20,245            22,233
       Time                                       584,971            532,475           428,872          423,014           455,262
                                             -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                      1,070,152          1,030,248           889,060          950,519         1,007,266
                                             -------------     --------------    --------------   --------------    --------------
Total Colorado                                  1,181,200          1,146,885         1,004,737        1,060,216         1,106,850
                                             -------------     --------------    --------------   --------------    --------------

Arizona:
    Demand                                         54,362             39,424            45,725           49,895            46,508
    Interest-bearing:
       Transaction                                 66,809             56,985            64,463           73,034            84,648
       Savings                                        970              1,014             1,033            1,233               878
       Time                                        54,923             34,290            14,433            6,364             8,395
                                             -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                        122,702             92,289            79,929           80,631            93,921
                                             -------------     --------------    --------------   --------------    --------------
Total Arizona                                     177,064            131,713           125,654          130,526           140,429
                                             -------------     --------------    --------------   --------------    --------------

Kansas / Missouri:
    Demand                                         16,140              3,850             5,548            7,157             6,580
    Interest-bearing:
       Transaction                                 11,976             10,999             9,780           10,342             8,754
       Savings                                        117                 42                33               26                92
       Time                                       141,505             55,656            19,794           51,649            33,837
                                             -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                        153,598             66,697            29,607           62,017            42,683
                                             -------------     --------------    --------------   --------------    --------------
Total Kansas / Missouri                           169,738             70,547            35,155           69,174            49,263
                                             -------------     --------------    --------------   --------------    --------------

TOTAL BOK FINANCIAL                           $ 15,270,421      $ 14,982,607      $ 14,586,1837    $ 14,125,716      $ 13,329,460
                                             =============     ==============    ==============   ==============    ==============

 NET INTEREST MARGIN TREND - UNAUDITED
 BOK FINANCIAL CORPORATION

                                                                                  Quarter Ended
                                                  ---------------------------------------------------------------------------------
                                                    March 31,         December 31,      September 30,     June 30,        March 31,
                                                      2009              2008              2008             2008              2008
                                                  -------------     --------------    --------------   --------------    ----------
TAX-EQUIVALENT ASSETS YIELDS
Trading securities                                   3.69%              6.55%             5.61%            6.88%             7.69%
Funds sold and resell agreements                     0.24%              0.76%             1.44%            1.97%             4.18%
Securities:
    Taxable                                          4.90%              5.12%             5.09%            5.08%             5.11%
    Tax-exempt                                       6.64%              6.43%             6.64%            6.46%             6.38%
                                                  -------------     --------------    --------------   --------------    ----------
Total securities                                     4.96%              5.17%             5.15%            5.14%             5.17%
Total loans                                          4.56%              5.27%             5.69%            5.79%             6.59%
Less Allowance for loan losses                          -                   -              -                  -              -
                                                  -------------     --------------    --------------   --------------    ----------
Total loans, net                                     4.65%              5.35%             5.77%            5.86%             6.66%
                                                  -------------     --------------    --------------   --------------    ----------
Total tax-equivalent yield on earning assets         4.75%              5.28%             5.55%            5.61%             6.17%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
  Interest-bearing transaction                       0.95%              1.51%             1.72%            1.74%             2.71%
  Savings                                            0.28%              0.37%             0.37%            0.37%             0.61%
  Time                                               2.83%              3.28%             3.39%            3.77%             4.35%
                                                  -------------     --------------    --------------   --------------    ----------
Total interest-bearing deposits                      1.76%              2.29%             2.39%            2.50%             3.33%
Funds purchased and repurchase agreements            0.45%              0.94%             1.98%            1.95%             3.11%
Other borrowings                                     0.58%              1.51%             2.56%            2.49%             3.51%
Subordinated debt                                    5.67%              5.48%             5.55%            5.88%             5.45%
                                                  -------------     --------------    --------------   --------------    ----------
Total cost of interest-bearing liabilities           1.50%              2.02%             2.41%            2.47%             3.36%
                                                  -------------     --------------    --------------   --------------    ----------
Tax-equivalent net interest revenue spread           3.25%              3.26%             3.14%            3.14%             2.81%
Effect of noninterest-bearing funding sources and
  other                                              0.22%              0.31%             0.34%            0.30%             0.50%
                                                  -------------     --------------    --------------   --------------    ----------
Tax-equivalent net interest margin                   3.47%              3.57%             3.48%            3.44%             3.31%
                                                  =============     ==============    ==============   ==============    ==========

 CREDIT QUALITY INDICATORS
 BOK FINANCIAL CORPORATION
 (In thousands, except ratios)

                                                                                    Quarter Ended
                                                  ----------------------------------------------------------------------------------
                                                    March 31,         December 31,      September 30,     June 30,      March 31,
                                                      2009              2008              2008             2008           2008
                                                  -------------     --------------    --------------   -------------- --------------
 Nonperforming assets:
   Nonaccruing loans (B):
       Commercial                                    $ 128,501          $ 134,846         $ 105,757         $ 69,679       $ 41,966
       Commercial real estate                          175,487            137,279            78,235           60,456         40,399
       Residential mortgage                             34,182             27,387            27,075           17,861         15,960
       Consumer                                          1,065                561               758              611            812
                                                  -------------     --------------    --------------   -------------- --------------
   Total nonaccruing loans                           $ 339,235          $ 300,073         $ 211,825        $ 148,607       $ 99,137
   Renegotiated loans (A)                               13,623             13,039            12,326           11,840         11,850
   Real estate and other repossessed assets             61,383             29,179            28,088           21,025         15,112
                                                  -------------     --------------    --------------   -------------- --------------
       Total nonperforming assets                    $ 414,241          $ 342,291         $ 252,239        $ 181,472      $ 126,099
                                                  =============     ==============    ==============   ============== ==============

 Nonaccruing loans by principal market (B):
    Oklahoma                                         $ 105,536          $ 108,367          $ 87,885         $ 57,155       $ 52,211
    Texas                                               55,225             42,934            29,141           20,860          8,157
    New Mexico                                          18,046             16,016            12,293            9,838          7,497
    Arkansas                                             4,078              3,263             3,386            2,924          2,866
    Colorado                                            38,567             32,415            20,980           23,812          8,101
    Arizona                                            111,772             80,994            54,832           33,482         18,811
    Kansas                                               6,011             16,084             3,308              536          1,494
                                                  -------------     --------------    --------------   -------------- --------------
       Total nonaccruing loans                       $ 339,235          $ 300,073         $ 211,825        $ 148,607       $ 99,137
                                                  =============     ==============    ==============   ============== ==============
 Nonaccruing loans by loan portfolio sector (B):
 Commercial:
    Energy                                            $ 49,618           $ 49,364          $ 49,839         $ 12,342          $ 475
    Manufacturing                                       18,248              7,343             6,479            6,731          9,274
    Wholesale / retail                                   8,650             18,773             7,806            3,735          3,868
    Agriculture                                            115                680               755              811          1,848
    Services                                            30,226             36,873            26,581           30,080         23,849
    Healthcare                                          14,288             12,118             3,300            3,791          2,079
    Other                                                7,356              9,695            10,997           12,189            573
                                                  -------------     --------------    --------------   -------------- --------------
       Total commercial                                128,501            134,846           105,757           69,679         41,966
 Commercial real estate:
    Land development and construction                   99,922             76,082            53,624           45,291         29,439
    Retail                                               9,893             15,625            13,011            7,591          5,258
    Office                                              23,305              7,637             3,022            3,304          1,985
    Multifamily                                         27,198             24,950               896              896          1,906
    Industrial                                             575              6,287               390              396              -
    Other commercial real estate                        14,594              6,698             7,292            2,978          1,811
                                                  -------------     --------------    --------------   -------------- --------------
       Total commercial real estate                    175,487            137,279            78,235           60,456         40,399
 Residential mortgage:
    Permanent mortgage                                  32,848             26,233            26,401           17,039         15,135
    Home equity                                          1,334              1,154               674              822            825
                                                  -------------     --------------    --------------   -------------- --------------
       Total residential mortgage                       34,182             27,387            27,075           17,861         15,960
 Consumer                                                1,065                561               758              611            812
                                                  -------------     --------------    --------------   -------------- --------------
       Total nonaccruing loans                       $ 339,235          $ 300,073         $ 211,825        $ 148,607       $ 99,137
                                                  =============     ==============    ==============   ============== ==============

 Performing loans 90 days past due                    $ 46,123  (C)      $ 19,123          $ 20,213         $ 10,683       $ 11,266

 Gross charge-offs                                    $ 34,535           $ 35,681          $ 33,926         $ 41,526       $ 11,078
 Recoveries                                              2,664              2,022            13,712            2,535          2,221
                                                  -------------     --------------    --------------   -------------- --------------
 Net charge-offs                                      $ 31,871           $ 33,659          $ 20,214         $ 38,991        $ 8,857
                                                  =============     ==============    ==============   ============== ==============

 Provision for credit losses                          $ 45,040           $ 73,001          $ 52,711         $ 59,310       $ 17,571

 Reserve for loan losses to period end loans             1.99%              1.81%             1.47%            1.23%          1.11%
 Combined reserves for credit losses to period end loans 2.07%              1.93%             1.65%            1.41%          1.27%
 Nonperforming assets to period end loans
     and repossessed assets                              3.26%              2.65%             1.98%            1.45%          1.02%
 Net charge-offs (annualized) to average loans           1.00%              1.05%             0.64%            1.26%          0.29%
 Reserve for loan losses to nonaccruing loans           73.99%             77.73%            88.05%          103.64%        137.77%
 Combined reserves for credit losses to
    nonaccruing loans                                   77.11%             82.78%            98.69%          118.81%        157.60%

 (A) includes residential mortgage loans
        guaranteed by agencies of the U.S.
        government.  These loans have been
        modified to extend payment terms and/or
        reduce interest rates to current market.      $ 10,514           $ 10,396           $ 9,604          $ 8,638        $ 8,386
 (B) includes loans subject to First United Bank
        sellers escrow.                               $ 11,287           $ 13,181           $13,262          $11,973        $ 8,101
 (C) includes a $23 million loan that was paid
        current after March 31, 2009.